Security Life of Denver Insurance Company
Legal Department
1475 Dunwoody Drive
West Chester, PA 19380

Ian D. Macleod
Counsel
September 1, 2024	Direct: 763.342.9164
Mobile: 612.229.9859
Email: ian.macleod@resolutionlife.us

Securities and Exchange Commission
100 F Street N.E.
Washington, D.C. 20549

Re: Farmers Variable Life Separate Account A

Commissioners:

Security Life of Denver Insurance Company (“SLD”), on behalf of Farmers Variable Life Separate Account A (“Registrant”), a unit investment trust registered under the Investment Company Act of 1940 (“Act”), is filing the accompanying notices regarding internet and general availability of the semi-annual reports for the period ending June 30, 2024 (“Notice”), for each of the following underlying funds in which Registrant invests:

American Funds Insurance Series (File No. 811-03857)

Calvert Variable Series, Inc. (File No. 811-03591)

BNY Mellon Sustainable U.S. Equity Portfolio, Inc. (File No. 811-07044)

BNY Mellon Variable Investment Fund (File No. 811-05125)

Deutsche DWS Investments VIT Funds (File No. 811-07507)

Deutsche DWS Variable Series I (File No. 811-04257)

Deutsche DWS Variable Series II (File No. 811-05002)

Fidelity Variable Insurance Products Fund (File No. 811-03329)

Fidelity Variable Insurance Products Fund II (File No. 811-05511)

Fidelity Variable Insurance Products Fund III (File No. 811-07205)

Fidelity Variable Insurance Products Fund V (File No. 811-05361)

Franklin Templeton Variable Insurance Products Trust (File No. 811-05583)

Goldman Sachs Variable Insurance Trust (File No. 811-08361)

Janus Aspen Series (File No. 811-07736)

PIMCO Variable Insurance Trust (File No. 811-08399)

Principal Variable Contracts Fund, Inc. (File No. 811-01944)

SLD, on behalf of Registrant, provided Notice to appropriate owners of the variable life insurance policy(ies) who had allocated contract value to the funds listed above. This filing constitutes the filing of reports as required by Rule 30b2-1(b) under the Act. Some of the funds listed above may not be available under every policy or contract offered by the Registrant. We understand that the funds have filed or will file their reports with the Commission under separate cover.

Please direct any question or comment to the undersigned.

Sincerely yours,

/s/ Ian Macleod
Ian Macleod
Counsel, Security Life of Denver Insurance Company

Proprietary

Shareholder Reports

Life Insurance issued by Farmers New World Life Insurance Company, 3120 139th Ave. SE, Ste. 300, Bellevue, WA 98005. Product and features may not be available in all states and may vary by state. Restrictions, exclusions, limits, and conditions apply.

Any product guarantees are subject to the financial strength and claims-paying ability of Farmers New World Life Insurance Company, which is solely responsible for the obligations under its own policies.

Securities distributed by Farmers Financial Solutions, LLC, 31051 Agoura Road, Westlake Village, CA 91361. Member FINRA

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Farmers New World Life Insurance Company Home Office: 3120 139th Ave SE, Suite 300 Bellevue, WA 98005 1-800-238-9671
Variable Policy Service Office: PO Box 724208
Atlanta, GA 31139 (877) 376-8008

August 31, 2024

Dear Farmers Client:

Farmers Life® is pleased to continue with our customized process for producing and distributing semi-annual reports to our Farmers Variable Life Insurance and Variable Annuity customers.

Your semi-annual report is enclosed. The report provides an update on the relevant portfolios’ performance as of June 30, 2024. Portfolio performance does not take into account the fees charged by your policy or contract. If these fees had been included, the performance would have been lower. As always, past performance cannot predict or guarantee future returns. We hope that the enclosed information is helpful. If you have any questions concerning your policy or contract, please do not hesitate to call your Farmers Insurance and Financial Services Agent or our Variable Policy Service Office toll-free, at (877) 376-8008.

Also, please take note of our e-Delivery service, where you can access policy information and choose to receive these and similar documents electronically. The service is easy, efficient, and environmentally friendly. To sign up, “Register” your policy at www.farmers.com then select “My Profile” and “Go Paperless.”

We appreciate your business and look forward to continuing to serve your insurance needs.

Sincerely, Michael Hoetzel Financial Service Operations

The U.S. Securities and Exchange Commission has adopted amendments to the requirements for annual and semi-annual reports provided by fund companies. Paper copies of the tailored shareholder reports will be sent to you by mail, free of charge, unless you have elected to receive these reports electronically. In which case, the tailored shareholder reports will be made available on a website, and you will be notified by email each time a report is posted and provided with a website link to access the reports.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive tailored shareholder reports and other communications related to your variable insurance product electronically by following the instructions provided by Farmers New World Life Insurance Company.

Securities distributed by Farmers Financial Solutions, LLC, 31051 Agoura Road, Westlake Village, CA 91361 / (818) 584-0200 Member FINRA

Farmers New World Life Insurance Company

Return Mail Processing Center

P.O. Box 248835

Oklahoma City, OK 73124-8835

You can choose e-delivery to get future documents online. Please enroll at www.farmers.com or contact your Farmers Insurance and Financial Services Agent or 888-506-2080.

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